UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

Merrill Lynch Mortgage Investors, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-126218-01 (Commission File Number)	13-3416059 (IRS Employer Identification No.)
4 World Financial Center, 10th Floor, 250 Vesey Street, New York, New York (Address of principal executive offices)	10080 (Zip Code)

Registrant's telephone number, including area code 212-449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Merrill Lynch Mortgage Investors, Inc. Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1, which was made on December 12, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MERRILL LYNCH MORTGAGE INVESTORS, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2005
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Administrator:
Scott Kallback 312.904.5444
scott.kallback@abnamro.com
Analyst:
Matthew Ceiley 714.259.6270
Matthew.Ceiley@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Mortgage Loan Characteristics
Page 2-5

Page 9-10

Page 15-17
Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Appraisal Reduction Detail
Page 18-23

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
ML05CIP1
ML05CIP1_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Aug-05
12-Sep-05
12-Jun-43
Parties to The Transaction
Depositor: Merrill Lynch Mortgage Investors Inc.
Underwriter: Merrill Lynch & Company/Countrywide Securities Corporation/IXIS Securities North America Inc.
Master Servicer: Midland Loan Services, Inc.
Special Servicer: LNR Partners, Inc.
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings/Dominion Bond Rating Service Limited
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.midlandls.com
www.etrustee.net

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.248525%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
REMIC II
Statement Date:
ABN AMRO Acct: 722910.1
968.284448181
11.707722208
0.000000000
956.576725972
3.735964115
Fixed
0.00
0.00
0.000000000
4.6300000000%
0.000000000
59022HJG8
A-1
79,700,000.00
933,105.46
0.00
76,239,165.06
297,756.34
77,172,270.52
1000.000000000
0.000000000
0.000000000
1000.000000000
4.133333327
Fixed
0.00
0.00
0.000000000
4.9600000000%
0.000000000
59022HJH6
A-2
533,800,000.00
0.00
0.00
533,800,000.00
2,206,373.33
533,800,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.124166688
4.9490000000%
0.00
0.00
0.000000000
4.9490000000%
0.000000000
59022HJJ2
A-3A
157,900,000.00
0.00
0.00
157,900,000.00
651,205.92
157,900,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.204166600
5.0450000000%
0.00
0.00
0.000000000
5.0450000000%
0.000000000
59022HKJ0
A-3B
50,000,000.00
0.00
0.00
50,000,000.00
210,208.33
50,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.185000000
5.0220000000%
0.00
0.00
0.000000000
5.0220000000%
0.000000000
59022HJK9
A-SB
108,000,000.00
0.00
0.00
108,000,000.00
451,980.00
108,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.205833341
5.0470000000%
0.00
0.00
0.000000000
5.0470000000%
0.000000000
59022HJL7
A-4
510,325,000.00
0.00
0.00
510,325,000.00
2,146,341.90
510,325,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.255833329
5.1070000000%
0.00
0.00
0.000000000
5.1070000000%
0.000000000
59022HJN3
AM
205,675,000.00
0.00
0.00
205,675,000.00
875,318.52
205,675,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.280833321
5.1370000000%
0.00
0.00
0.000000000
5.1370000000%
0.000000000
59022HJP8
AJ
138,830,000.00
0.00
0.00
138,830,000.00
594,308.09
138,830,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.250619595
5.2096713091%
0.00
0.00
0.000000000
5.1007435136%
0.000000000
59022HJQ6
B
43,706,000.00
0.00
0.00
43,706,000.00
185,777.58
43,706,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.275619826
5.1306713091%
0.00
0.00
0.000000000
5.1307435136%
0.000000000
59022HJR4
C
17,997,000.00
0.00
0.00
17,997,000.00
76,948.33
17,997,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.333119490
5.1996713091%
0.00
0.00
0.000000000
5.1997435136%
0.000000000
59022HJS2
D
38,564,000.00
0.00
0.00
38,564,000.00
167,102.42
38,564,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341452799
5.2096713091%
0.00
0.00
0.000000000
5.2097435136%
0.000000000
59022HJU7/59022HKK7
E
25,709,000.00
0.00
0.00
25,709,000.00
111,614.41
25,709,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341452892
5.2096713091%
0.00
0.00
0.000000000
5.2097435136%
0.000000000
59022HJV5/59022HKL5
F
33,423,000.00
0.00
0.00
33,423,000.00
145,104.38
33,423,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341452813
5.2096713091%
0.00
0.00
0.000000000
5.2097435136%
0.000000000
59022HJW3/59022HKM3
G
20,567,000.00
0.00
0.00
20,567,000.00
89,290.66
20,567,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.341452799
5.2096713091%
0.00
0.00
0.000000000
5.2097435136%
0.000000000
59022HJX1/59022HKN1
H
25,709,000.00
0.00
0.00
25,709,000.00
111,614.41
25,709,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HJY9/59022HKP6
J
10,284,000.00
0.00
0.00
10,284,000.00
41,375.96
10,284,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HJZ6/59022HKQ4
K
5,142,000.00
0.00
0.00
5,142,000.00
20,687.98
5,142,000.00
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.248525%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
REMIC II
Statement Date:
ABN AMRO Acct: 722910.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKA9/59022HKR2
L
7,713,000.00
0.00
0.00
7,713,000.00
31,031.97
7,713,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKB7/59022HKS0
M
7,713,000.00
0.00
0.00
7,713,000.00
31,031.97
7,713,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333333
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKC5/59022HKT8
N
5,142,000.00
0.00
0.00
5,142,000.00
20,687.98
5,142,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.023333982
4.8280000000%
0.00
0.00
0.000000000
4.8280000000%
0.000000000
59022HKD3/59022HKU5
P
5,141,000.00
0.00
0.00
5,141,000.00
20,683.96
5,141,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.020698624
4.8280000000%
0.00
)
(67.74
)
(0.002634741
4.8280000000%
0.000000000
59022HKE1/59022HKV3
Q
25,710,308.00
0.00
0.00
25,710,308.00
103,373.40
25,710,308.00
1000.000000000
0.000000000
0.000000000
1000.000000000
0.130575760
0.1566188650%
0.00
0.00
0.000000000
0.1566909134%
0.000000000
N
59022HJT0
XP
2,008,754,000.00
0.00
0.00
2,008,754,000.00
262,294.58
2,008,754,000.00
998.771008095
0.000000000
0.000000000
998.317328590
0.032152882
0.0383905463%
0.00
0.00
0.000000000
0.0386309381%
0.000000000
N
59022HKF8/59022HKW1
XC
2,056,750,308.00
0.00
0.00
2,053,289,473.06
66,130.45
2,054,222,578.52
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
59022HKG6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
59022HKH4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(67.74
2,056,750,308.00
2,054,222,578.52
9,851,348.33
Total
2,053,289,473.06
933,105.46
0.00
8,918,242.87
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.248525%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Grantor Trust E
Statement Date:
ABN AMRO Acct: 722910.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
35,849.14
0.000000000
N/A
0.000000000
9ABSX2535
E
0.00
0.00
0.00
0.00
35,849.14
0.00
Total P&I Payment
0.00
35,849.14
0.00
0.00
35,849.14
Total
0.00
0.00
0.00
35,849.14
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.248525%
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Merrill Lynch Mortgage Trust
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
96
Grantor Trust Z
Statement Date:
ABN AMRO Acct: 722910.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSX1602
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
8,966,897.51
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
8,984,666.56
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees &
Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(35,849.14
0.00
0.00
0.00
)
(67.74
)
(67.74
8,920,125.93
)
(1,883.04
0.00
0.00
0.00
)
(1,883.04
928,877.24
4,228.25
933,105.49
)
(0.03
0.00
0.00
0.00
0.00
)
(0.03
933,105.46
9,853,231.39
9,851,348.35
2,054,222,578.99
135
933,105.49
-0.03
0
0.00
0.00
0
0.00
0
2,053,289,473.53
135
5,888.06
109,203.15
4,228.25
17,769.05
4,228.25
17,769.05
28,623.75
0.00
0.00
31.96
28,655.71
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(28,623.75
8,918,242.89
Interest Not Advanced (
Current Period
)
0.00
17,769.05
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(109,203.15
)
(5,888.06
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
67.74
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
67.74
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(67.74
)
(67.74
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
A-1
30
297,756.34
297,756.34
297,756.34
0.00
30.00%
30.05%
30/360
4.630000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
2,206,373.33
2,206,373.33
2,206,373.33
0.00
30.00%
30.05%
30/360
4.960000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3A
30
651,205.92
651,205.92
651,205.92
0.00
30.00%
30.05%
30/360
4.949000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3B
30
210,208.33
210,208.33
210,208.33
0.00
30.00%
30.05%
30/360
5.045000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-SB
30
451,980.00
451,980.00
451,980.00
0.00
30.00%
30.05%
30/360
5.022000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,146,341.90
2,146,341.90
2,146,341.90
0.00
30.00%
30.05%
30/360
5.047000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AM
30
875,318.52
875,318.52
875,318.52
0.00
20.00%
20.03%
30/360
5.107000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AJ
30
594,308.09
594,308.09
594,308.09
0.00
13.25%
13.27%
30/360
5.137000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
185,777.58
185,777.58
185,777.58
0.00
11.13%
11.14%
30/360
5.100743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
76,948.33
76,948.33
76,948.33
0.00
10.25%
10.27%
30/360
5.130743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
167,102.42
167,102.42
167,102.42
0.00
8.38%
8.39%
30/360
5.199743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
111,614.41
111,614.41
111,614.41
0.00
7.13%
7.14%
30/360
5.209743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
145,104.38
145,104.38
145,104.38
0.00
5.50%
5.51%
30/360
5.209743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
89,290.66
89,290.66
89,290.66
0.00
4.50%
4.51%
30/360
5.209743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
111,614.41
111,614.41
111,614.41
0.00
3.25%
3.26%
30/360
5.209743514%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
41,375.96
41,375.96
41,375.96
0.00
2.75%
2.75%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
20,687.98
20,687.98
20,687.98
0.00
2.50%
2.50%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,031.97
31,031.97
31,031.97
0.00
2.13%
2.13%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
31,031.97
31,031.97
31,031.97
0.00
1.75%
1.75%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
20,687.98
20,687.98
20,687.98
0.00
1.50%
1.50%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
20,683.96
20,683.96
20,683.96
0.00
1.25%
1.25%
30/360
4.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Q
30
103,441.14
103,458.91
103,373.40
85.51
0.00%
0.00%
30/360
4.828000000%
)
(67.74
17.77
0.00
0.00
0.00
0.00
0.00
0.00
XP
30
262,294.58
262,294.58
262,294.58
0.00
NA
NA
30/360
0.156690913%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
XC
30
66,130.45
66,130.45
66,130.45
0.00
NA
NA
30/360
0.038630938%
0.00
0.00
0.00
35,849.14
0.00
0.00
0.00
0.00
E
30
0.00
35,849.14
35,849.14
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
35,849.14
8,918,310.61
8,954,177.52
8,954,092.01
85.51
)
(67.74
17.77
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
A-1
59022HJG8
AAA
Aaa
NR
AAA
A-2
59022HJH6
AAA
Aaa
NR
AAA
A-3A
59022HJJ2
AAA
Aaa
NR
AAA
A-3B
59022HKJ0
AAA
Aaa
NR
AAA
A-SB
59022HJK9
AAA
Aaa
NR
AAA
A-4
59022HJL7
AAA
Aaa
NR
AAA
AM
59022HJN3
AAA
Aaa
NR
AAA
AJ
59022HJP8
AAA
Aaa
NR
AAA
B
59022HJQ6
AA
Aa2
NR
AA
C
59022HJR4
AA-
Aa3
NR
AA Low
D
59022HJS2
A
A2
NR
A
E
59022HJU7
A-
A3
NR
A Low
F
59022HJV5
BBB+
Baa1
NR
BBB High
G
59022HJW3
BBB
Baa2
NR
BBB
H
59022HJX1
BBB-
Baa3
NR
BBB Low
J
59022HJY9
BB+
Ba1
NR
BB High
K
59022HJZ6
BB
Ba2
NR
BB
L
59022HKA9
BB-
Ba3
NR
BB Low
M
59022HKB7
B+
B1
NR
NR
8/12/2005
B High
N
59022HKC5
B
B2
NR
NR
8/12/2005
B
P
59022HKD3
B-
B3
NR
NR
8/12/2005
B Low
Q
59022HKE1
NR
NR
NR
NR

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
DBRS
DBRS
XP
59022HJT0
AAA
Aaa
NR
AAA
XC
59022HKF8
AAA
Aaa
NR
AAA
R-II
59022HKH4
NR
NR
NR
NR
E
9ABSX2535
NR
NR
NR
NR
Z
9ABSX1602
NR
NR
NR
NR

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722910.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.74%
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
11/14/2005
1
4,076,001.17
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
9/12/2005
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722910.1
Series 2005-CIP1
12-Dec-05
135
100.00%
2,053,289,474
99.83%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
247
5.25%
5.21%
0
0
0
0
14-Nov-05
135
100.00%
2,054,222,579
99.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
342
5.42%
5.38%
0
0
0
0
12-Oct-05
135
100.00%
2,055,043,236
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
248
5.25%
5.21%
0
0
0
0
12-Sep-05
135
100.00%
2,055,968,484
99.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
249
5.42%
5.38%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outst anding
P& I
Advances**
Out. Property
Protection
Advances
Loan Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-05
21,997.30
21,997.30
0.00
A
115
21,997.30
21,997.30
Total
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
1,648,589
0.08
143
5.48
0.00
%
0 to
1,000,000
%
5
9,171,445
0.45
127
5.62
0.00
%
1,000,000 to
2,000,000
%
8
20,660,926
1.01
108
5.49
0.00
%
2,000,000 to
3,000,000
%
2
6,736,455
0.33
115
5.33
0.00
%
3,000,000 to
3,500,000
%
8
30,649,784
1.49
108
5.48
0.00
%
3,500,000 to
4,000,000
%
4
16,775,305
0.82
115
5.35
0.00
%
4,000,000 to
4,500,000
%
12
56,954,060
2.77
110
5.35
0.00
%
4,500,000 to
5,000,000
%
12
66,007,512
3.21
102
5.48
0.00
%
5,000,000 to
6,000,000
%
8
52,699,270
2.57
115
5.31
0.00
%
6,000,000 to
7,000,000
%
11
83,547,389
4.07
110
5.29
0.00
%
7,000,000 to
8,000,000
%
9
76,982,609
3.75
116
5.59
0.00
%
8,000,000 to
9,000,000
%
6
57,693,896
2.81
105
5.36
0.00
%
9,000,000 to 10,000,000
%
8
91,880,367
4.47
114
5.42
0.00
%
10,000,000 to 12,500,000
%
5
69,324,787
3.38
115
5.37
0.00
%
12,500,000 to 15,000,000
%
5
79,225,381
3.86
115
5.69
0.00
%
15,000,000 to 17,500,000
%
6
113,363,261
5.52
126
5.34
0.00
%
17,500,000 to 20,000,000
%
9
206,000,719
10.03
114
5.32
0.00
%
20,000,000 to 25,000,000
%
9
309,346,996
15.07
104
5.57
0.00
%
25,000,000 to 50,000,000
%
3
227,700,000
11.09
76
4.81
1.09
%
50,000,000 to 100,000,000
%
3
476,920,722
23.23
62
4.90
0.00
%
100,000,000 &
Above
%
186,920,722
745,911
2,053,289,474
135
100.00
%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
15,209,552
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
307,500,000
14.98
71
4.73
0.81
%
0.000%
%
to
4.825%
2
346,920,722
16.90
55
4.93
0.00
%
4.826%
%
to
4.975%
10
86,405,163
4.21
108
5.00
0.00
%
4.976%
%
to
5.000%
9
139,997,359
6.82
104
5.07
0.00
%
5.001%
%
to
5.125%
19
208,808,575
10.17
112
5.18
0.00
%
5.126%
%
to
5.225%
11
76,215,155
3.71
107
5.24
0.00
%
5.226%
%
to
5.250%
7
53,469,743
2.60
117
5.28
0.00
%
5.251%
%
to
5.300%
10
134,452,991
6.55
113
5.33
0.00
%
5.301%
%
to
5.350%
11
98,374,827
4.79
110
5.41
0.00
%
5.351%
%
to
5.451%
12
139,940,782
6.82
115
5.48
0.00
%
5.452%
%
to
5.500%
9
79,755,012
3.88
132
5.57
0.00
%
5.501%
%
to
5.600%
13
190,777,074
9.29
114
5.67
0.00
%
5.601%
%
to
5.700%
3
9,344,313
0.46
114
5.74
0.00
%
5.701%
%
to
5.750%
9
119,559,155
5.82
112
5.87
0.00
%
5.751%
%
to
6.000%
7
61,768,603
3.01
90
6.63
0.00
%
6.001%
%
&
Above
135
2,053,289,474
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00
%
4.647%
7.400%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
0
0
0.00
0
0.00
0.00
%
%
to
61
120
0
0
0.00
0
0.00
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
to
181
240
0
0
0.00
0
0.00
0.00
%
%
&
241
Above
0
0
0.00
%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
50
14
552,610,861
26.91
55
5.00
0.45
%
%
51
to
60
3
212,910,000
10.37
79
4.77
0.00
%
%
61
to
80
0
0
0.00
0
0.00
0.00
%
%
81
to
100
76
950,112,587
46.27
115
5.46
0.00
%
%
101
to
115
36
296,735,119
14.45
116
5.33
0.00
%
%
116
to
120
6
40,920,907
1.99
165
5.59
0.00
%
%
121
& Above
177
53
135
2,053,289,474
Minimum Remaining Term
Maximum Remaining Term
%
100.00

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
0
0
0.00
0
0.00
0.00
%
%
1.126 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.375
0
0
0.00
0
0.00
0.00
%
%
1.376 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.625
0
0
0.00
0
0.00
0.00
%
%
1.626 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.250
1
100,000,000
4.87
54
4.69
2.48
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 & Above
134
1,953,289,474
95.13
98
5.28
0.00
%
%
Unknown
2.480
2.480
135
2,053,289,474
100.00
%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
3
38,203,421
1.86
115
5.44
0.00
%
%
0.751 1.200
10
290,631,221
14.15
80
5.06
0.00
%
%
1.201 1.225
10
94,784,884
4.62
112
5.36
0.00
%
%
1.226 1.250
8
108,649,963
5.29
115
5.56
0.00
%
%
1.251 1.275
15
123,607,922
6.02
110
5.36
0.00
%
%
1.276 1.300
10
96,100,937
4.68
105
5.17
0.00
%
%
1.301 1.325
11
74,586,047
3.63
117
5.29
0.00
%
%
1.326 1.375
16
139,120,962
6.78
103
5.59
0.00
%
%
1.376 1.400
15
244,966,219
11.93
115
5.50
0.00
%
%
1.401 1.500
12
156,139,563
7.60
114
5.62
0.00
%
%
1.501 1.600
10
104,398,508
5.08
117
5.51
0.00
%
%
1.601 1.800
9
259,083,753
12.62
70
5.08
0.00
%
%
1.801 2.000
6
323,016,074
15.73
73
4.76
0.77
%
%
2.001 & Above
2.850
1.200
135
2,053,289,474 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Undefined
8
415,346,994
20.23
92
5.33
0.00
%
%
New York
7
334,960,000
16.31
74
4.77
0.74
%
%
California
31
304,547,603
14.83
113
5.39
0.00
%
%
Indiana
1
186,920,722
9.10
55
4.91
0.00
%
%
Texas
12
134,239,466
6.54
109
5.37
0.00
%
%
Florida
10
83,922,566
4.09
115
5.37
0.00
%
%
Colorado
7
82,040,301
4.00
114
5.33
0.00
%
%
Pennsylvania
6
64,585,267
3.15
115
6.31
0.00
%
%
Arizona
4
44,956,470
2.19
105
5.15
0.00
%
%
Ohio
2
42,896,079
2.09
114
5.58
0.00
%
%
Nevada
6
42,031,823
2.05
110
5.24
0.00
%
%
New Jersey
4
38,650,000
1.88
106
5.31
0.00
%
%
Maryland
3
32,946,493
1.60
115
5.31
0.00
%
%
Connecticut
3
30,687,168
1.49
115
5.78
0.00
%
%
Washington
2
28,900,000
1.41
113
5.39
0.00
%
%
Kansas
2
28,138,297
1.37
116
5.06
0.00
%
%
Missouri
3
27,246,250
1.33
116
5.24
0.00
%
%
Vermont
1
26,000,000
1.27
55
5.03
0.00
%
%
Georgia
4
16,956,557
0.83
83
5.67
0.00
%
%
Massachusetts
2
16,020,972
0.78
115
5.48
0.00
%
%
South Carolina
1
13,904,884
0.68
114
5.05
0.00
%
%
Wisconsin
2
9,108,228
0.44
116
5.12
0.00
%
%
Virginia
1
8,300,000
0.40
115
5.24
0.00
%
%
Kentucky
1
5,500,000
0.27
116
5.21
0.00
%
%
Arkansas
3
5,377,219
0.26
157
5.86
0.00
%
%
Delaware
1
5,362,599
0.26
115
5.88
0.00
%
%
North Dakota
1
4,430,837
0.22
116
5.27
0.00
%
%
Oklahoma
1
3,876,863
0.19
114
5.69
0.00
%
%
New Mexico
1
3,830,819
0.19
115
5.57
0.00
%
%
Tennessee
2
3,529,506
0.17
143
6.00
0.00
%
%
Illinois
1
3,000,000
0.15
54
5.25
0.00
%
%
Alabama
1
2,788,145
0.14
116
5.35
0.00
%
%
Montana
1
2,287,345
0.11
114
6.03
0.00
%
%
100.00
2,053,289,474
135
%

Merrill Lynch Mortgage Trust
Mortgage Loan Characteristics
ABN AMRO Acct: 722910.1
Series 2005-CIP1
Commercial Mortgage Pass-Through Certificates
30-Nov-05
12-Jan-06
14-Nov-05
12-Dec-05
12-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
40
758,479,272
36.94
90
5.05
0.33
%
%
Office
21
423,223,481
20.61
80
5.02
0.00
%
%
Lodging
18
287,946,315
14.02
108
5.74
0.00
%
%
Mixed Use
11
164,689,782
8.02
104
5.43
0.00
%
%
Multifamily
23
139,449,103
6.79
113
5.19
0.00
%
%
Other
6
105,448,475
5.14
112
5.58
0.00
%
%
Self Storage
6
103,935,414
5.06
115
5.65
0.00
%
%
Industrial
10
70,117,632
3.41
104
5.35
0.00
%
%
2,053,289,474
135
100.00
%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Amortizing Balloon
64
719,964,484
35.06
99
5.43
0.00
%
%
ARD
2
27,000,000
1.31
175
5.60
0.00
%
%
IO Maturity Balloon
13
570,200,000
27.77
71
4.88
0.43
%
%
IO/Amortizing/Balloon
56
736,124,990
35.85
110
5.35
0.00
%
%
2,053,289,474
135
100.00
%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
2
76
940,167,693
45.79
102
0.00
%
%
5.27
3
to
4
59
1,113,121,781
54.21
91
0.22
%
%
5.23
5
to
10
0
0
0.00
0
0.00
%
%
0.00
11
to
20
0
0
0.00
0
0.00
%
%
0.00
21
to
40
0
0
0.00
0
0.00
%
%
0.00
41
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
135
2,053,289,474
100.00
%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
14
552,610,861
26.91
55
5.00
0.45
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
3
212,910,000
10.37
79
4.77
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
112
1,246,847,706
60.72
115
5.43
0.00
%
%
2015
6
40,920,907
1.99
165
5.59
0.00
%
%
2016 & Greater
100.00
2,053,289,474
135
%

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
IN
4.91%
1-Jul-10
Retail
0.00
186,920,722
999,355
1
VV
4.96%
5-Aug-10
Office
0.00
160,000,000
661,200
2
NY
4.81%
1-Jul-12
Office
0.00
130,000,000
520,650
3
31-Dec-04
NY
4.69%
1-Jun-10
Retail
2.48
100,000,000
390,842
4
NY
4.65%
1-Aug-12
Retail
0.00
77,500,000
300,119
5
VV
5.32%
1-Jul-15
Lodging
0.00
50,200,000
222,449
6
VV
5.32%
1-Jul-15
Lodging
0.00
43,490,000
192,715
7
VV
5.93%
8-Jul-15
Other
0.00
41,309,458
247,029
8
TX
5.68%
1-Jul-15
Mixed Use
0.00
39,800,000
188,320
9
VV
5.68%
1-Jul-15
Self Storage
0.00
36,052,685
226,958
10
VV
5.47%
8-Jul-15
Other
0.00
34,000,000
154,983
11
CA
5.11%
8-Jul-15
Retail
0.00
32,000,000
136,267
12
CA
6.17%
8-Aug-10
Lodging
0.00
30,499,990
156,821
13
VV
5.68%
1-Jul-15
Self Storage
0.00
26,194,862
164,901
14
VT
5.03%
1-Jul-10
Mixed Use
0.00
26,000,000
108,979
15
CO
5.47%
1-Jul-15
Mixed Use
0.00
25,000,000
113,937
16
OH
5.50%
7-May-15
Retail
0.00
25,000,000
114,583
17
VV
5.68%
1-Jul-15
Self Storage
0.00
24,099,988
151,713
18
KS
4.99%
1-Aug-15
Retail
0.00
22,850,731
134,322
19
TX
5.40%
5-Apr-15
Office
0.00
22,750,000
102,328
20
AZ
5.00%
1-Jul-15
Retail
0.00
22,500,000
93,750
21
WA
5.41%
1-May-15
Retail
0.00
22,400,000
101,061
22
CO
5.22%
1-Jun-15
Retail
0.00
21,000,000
91,350
23
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.15%
1-Aug-15
Retail
0.00
20,400,000
87,550
24
CA
5.60%
8-Jul-20
Retail
0.00
20,000,000
93,333
25
TX
5.21%
1-Aug-15
Multifamily
0.00
19,950,000
86,616
26
CA
5.18%
8-Jul-15
Retail
0.00
19,767,182
108,890
27
OH
5.69%
1-Aug-15
Lodging
0.00
17,896,079
112,631
28
NJ
5.18%
5-Jul-15
Lodging
0.00
18,000,000
77,700
29
MO
5.18%
1-Aug-15
Office
0.00
17,750,000
76,621
30
PA
5.80%
1-Aug-15
Lodging
0.00
16,934,689
99,748
31
NV
5.07%
8-Jul-15
Multifamily
0.00
16,200,000
68,445
32
CA
5.06%
8-Aug-15
Retail
0.00
15,500,000
65,358
33
NY
5.18%
1-Jul-15
Mixed Use
0.00
15,360,000
66,304
34
PA
7.40%
6-May-15
Lodging
0.00
15,230,692
105,937
35
CT
5.83%
1-Jul-15
Lodging
0.00
14,497,992
92,557
36
FL
5.05%
1-Jul-15
Multifamily
0.00
13,921,911
75,583
37
SC
5.05%
5-Jun-15
Other
0.00
13,904,884
75,583
38
CA
5.58%
8-Jul-15
Mixed Use
0.00
13,800,000
64,170
39
MD
5.30%
5-Jun-15
Industrial
0.00
13,200,000
58,300
40
CT
5.82%
1-Jul-15
Lodging
0.00
12,213,897
77,894
41
CO
5.24%
1-May-15
Retail
0.00
12,160,000
53,141
42
CA
5.49%
5-Jul-15
Retail
0.00
12,000,000
54,900
43
PA
5.79%
3-Jul-15
Mixed Use
0.00
12,000,000
57,900
44
TX
5.42%
8-Mar-15
Retail
0.00
11,850,000
53,503
45
FL
5.09%
5-Jul-15
Retail
0.00
10,800,000
45,810
46
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MD
5.15%
8-Jul-15
Retail
0.00
10,800,000
46,350
47
AZ
5.27%
1-Aug-15
Multifamily
0.00
10,056,470
55,873
48
CA
4.99%
8-Jun-10
Office
0.00
10,000,000
41,583
49
FL
5.91%
1-Aug-15
Lodging
0.00
9,944,353
63,881
50
CO
5.35%
1-Jul-15
Office
0.00
9,500,000
42,354
51
CA
5.13%
1-Sep-15
Retail
0.00
9,467,786
51,755
52
MA
5.67%
1-Jul-15
Lodging
0.00
9,431,757
59,307
53
CA
5.13%
8-Jun-15
Other
0.00
9,350,000
39,971
54
CA
5.49%
8-Jul-15
Office
0.00
9,000,000
41,175
55
MD
5.52%
1-Aug-15
Lodging
0.00
8,946,493
55,375
56
CA
5.28%
5-Jul-16
Retail
0.00
8,732,435
52,890
57
PA
7.40%
6-May-15
Lodging
0.00
8,562,105
59,554
58
FL
5.63%
1-Aug-15
Lodging
0.00
8,466,074
48,931
59
TX
5.00%
8-Jul-15
Multifamily
0.00
8,500,000
35,417
60
VA
5.24%
5-Jul-15
Industrial
0.00
8,300,000
36,243
61
CA
5.51%
8-Jun-15
Industrial
0.00
8,225,502
51,019
62
CA
5.26%
8-Jun-15
Self Storage
0.00
8,250,000
36,163
63
NJ
5.39%
1-Aug-15
Retail
0.00
8,000,000
35,933
64
FL
5.25%
8-Jul-15
Mixed Use
0.00
7,938,266
47,940
65
FL
5.25%
5-Jul-15
Industrial
0.00
7,950,000
34,781
66
PA
5.23%
1-Sep-15
Mixed Use
0.00
7,873,746
43,526
67
TX
5.00%
8-Jul-15
Multifamily
0.00
7,700,000
32,083
68
AZ
5.15%
5-Jun-10
Multifamily
0.00
7,600,000
32,593
69
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
FL
5.52%
1-Aug-15
Lodging
0.00
7,455,411
46,146
70
CA
5.43%
8-Jul-15
Mixed Use
0.00
7,461,463
42,255
71
FL
5.33%
1-Aug-15
Retail
0.00
7,368,503
41,208
72
CO
5.25%
1-Jul-15
Retail
0.00
7,150,000
31,281
73
CA
5.47%
5-Jul-15
Industrial
0.00
7,050,000
32,136
74
CA
5.60%
8-Jul-20
Retail
0.00
7,000,000
32,667
75
TX
5.24%
1-May-10
Industrial
0.00
6,875,000
30,021
76
NJ
5.48%
1-Aug-15
Office
0.00
6,650,000
30,352
77
MA
5.20%
1-Jul-15
Office
0.00
6,589,215
36,379
78
WA
5.30%
8-Jun-15
Multifamily
0.00
6,500,000
28,708
79
WI
5.18%
1-Aug-15
Office
0.00
6,471,474
35,612
80
NV
5.10%
1-Jul-15
Office
0.00
6,400,000
27,200
81
MO
5.35%
1-Aug-15
Multifamily
0.00
6,213,581
34,845
82
NJ
5.40%
5-Jul-10
Industrial
0.00
6,000,000
27,000
83
CA
5.60%
8-Jul-15
Mixed Use
0.00
5,900,000
27,533
84
NY
5.23%
1-Aug-15
Office
0.00
5,700,000
24,852
85
KY
5.21%
1-Aug-15
Multifamily
0.00
5,500,000
23,877
86
FL
5.63%
1-Aug-15
Lodging
0.00
5,478,048
31,661
87
GA
5.85%
1-Jul-10
Lodging
0.00
5,412,054
34,616
88
NV
5.61%
5-May-12
Retail
0.00
5,410,000
25,292
89
NV
5.25%
1-Jul-15
Retail
0.00
5,400,000
23,603
90
DE
5.88%
5-Jul-15
Self Storage
0.00
5,362,599
34,397
91
GA
5.66%
1-Jul-15
Lodging
0.00
5,286,682
33,211
92
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
KS
5.36%
1-Aug-15
Retail
0.00
5,287,566
29,685
93
CA
5.07%
8-Jul-15
Multifamily
0.00
5,270,564
28,679
94
CA
5.15%
1-Aug-15
Retail
0.00
4,977,919
27,301
95
CA
5.21%
8-Jul-15
Office
0.00
4,900,000
21,254
96
NV
5.45%
7-Jul-15
Retail
0.00
4,840,000
21,997
97
CA
5.74%
8-Jun-15
Retail
0.00
4,800,000
22,960
98
TX
5.00%
8-Aug-15
Multifamily
0.00
4,800,000
19,980
99
AZ
5.66%
8-Jun-15
Retail
0.00
4,800,000
22,640
100
CA
5.45%
1-Apr-15
Retail
0.00
4,759,834
27,103
101
CA
5.21%
1-Aug-15
Office
0.00
4,750,000
20,619
102
CA
5.49%
1-Sep-15
Industrial
0.00
4,579,520
26,055
103
TX
5.56%
1-Jun-10
Other
0.00
4,596,788
26,438
104
FL
5.35%
1-May-15
Retail
0.00
4,600,000
20,508
105
TX
5.00%
8-Jul-15
Multifamily
0.00
4,550,000
18,958
106
ND
5.27%
1-Aug-15
Office
0.00
4,430,837
24,628
107
NY
5.45%
8-Jun-15
Retail
0.00
4,250,000
19,302
108
CA
5.46%
7-Jul-15
Industrial
0.00
4,069,467
25,080
109
CA
5.21%
8-Jul-15
Office
0.00
4,025,000
17,458
110
PA
5.63%
1-Aug-15
Retail
0.00
3,984,035
23,026
111
CT
5.50%
5-Jun-15
Self Storage
0.00
3,975,279
22,712
112
OK
5.69%
8-Jun-15
Multifamily
0.00
3,876,863
22,611
113
CA
5.23%
1-Aug-15
Industrial
0.00
3,868,143
21,415
114
NM
5.57%
1-Jul-15
Office
0.00
3,830,819
22,029
A
115
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
5.38%
1-Aug-15
Office
0.00
3,781,823
23,083
116
CO
5.50%
1-Jun-15
Retail
0.00
3,776,515
21,576
117
GA
5.35%
1-Jul-10
Mixed Use
0.00
3,556,307
19,963
118
CO
5.34%
1-Jul-15
Retail
0.00
3,453,786
19,356
119
MO
5.33%
1-Jul-15
Multifamily
0.00
3,282,669
18,387
120
IL
5.25%
8-Jun-10
Multifamily
0.00
3,000,000
13,125
121
AR
6.07%
1-Sep-20
Multifamily
0.00
2,797,167
16,944
122
AL
5.35%
8-Aug-15
Retail
0.00
2,788,145
15,636
123
GA
5.73%
8-May-15
Office
0.00
2,701,514
15,839
124
WI
4.98%
1-Sep-15
Multifamily
0.00
2,636,754
14,172
125
CA
5.30%
1-Aug-15
Retail
0.00
2,300,000
10,158
126
MT
6.03%
1-Jun-15
Other
0.00
2,287,345
13,839
127
NY
5.20%
8-Jul-10
Office
0.00
2,150,000
9,317
128
TX
5.00%
8-Jul-15
Multifamily
0.00
1,965,000
8,188
129
TN
5.93%
8-Jun-15
Retail
0.00
1,884,113
12,161
130
CA
5.74%
8-Aug-15
Office
0.00
1,842,799
10,784
131
AR
5.44%
1-Sep-15
Multifamily
0.00
1,834,141
10,378
132
TN
6.07%
1-Sep-20
Multifamily
0.00
1,645,393
9,967
133
TX
5.00%
8-Jul-15
Multifamily
0.00
902,678
5,320
134
AR
6.07%
1-Sep-20
Multifamily
0.00
745,911
4,518
135
2,053,289,474
9,917,804
0
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722910.1
08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.

Merrill Lynch Mortgage Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
12-Dec-05
12-Dec-05
14-Nov-05
12-Jan-06
30-Nov-05
Commercial Mortgage Pass-Through Certificates
Series 2005-CIP1
ABN AMRO Acct: 722910.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2005 - 09:25 (X122-X160, X253) (c) 2005 LaSalle Bank N.A.